EXECUTION VERSION
AMENDMENT NO. 3
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 31, 2021, by and among NELNET, INC. (the “Borrower”), the Lenders (as defined in the Credit Agreement defined below) signatory hereto and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein but not now defined herein shall have the meaning given such terms in the Credit Agreement (as defined below).
W I T N E S S E T H
        WHEREAS, the Borrower, the Lenders and the Agent are party to that certain Second Amended and Restated Credit Agreement, dated as of December 16, 2019 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”); and
        WHEREAS, the Borrower has previously notified the Administrative Agent that it intends to enter into a series of transactions, both directly and indirectly via certain Subsidiaries or joint ventures, involving (i) the purchase of portfolios of Non-FFELP Student Loans from Wells Fargo Bank, National Association, and (ii) the entry into certain warehouse, securitization and other related transactions with respect to such purchased Non-FFELP Student Loans (such transactions, all as more fully described and defined below, the “Proposed Transactions”); and
WHEREAS, in connection with the Proposed Transactions, the Borrower, the Administrative Agent and certain of the Lenders entered into that certain Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of March 5, 2021 (the “Second Amendment”); and
WHEREAS, the Borrower has requested that certain additional modifications be made to the Credit Agreement to clarify certain changes effected pursuant to the Second Amendment; and
        WHEREAS, the Lenders party hereto have agreed to further amend the Credit Agreement on the terms and conditions set forth herein.
        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is amended to add or amend and restate the following definitions thereto in their appropriate alphabetical order therein:
“Guarantor” means each of the Material Subsidiaries that is a Domestic Subsidiary, and its successors and assigns; provided, that (x) in no event shall the Chartered Bank Subsidiary constitute a Guarantor for purposes of this Agreement or any other Loan Document, (y) following the date that ALLO Communications LLC is released from its obligations as a Guarantor pursuant to the terms of the First Amendment, in no event shall such entity constitute a Guarantor thereafter for purposes of this Agreement or any other Loan Document and (z) no Portfolio Transaction Subsidiary or Portfolio Trust shall constitute a Guarantor for purposes of this Agreement or any other Loan Document to the extent, and only for so long as, any applicable Portfolio Transaction Document to which such Portfolio Transaction Subsidiary or Portfolio Trust is a party, or applicable law to which such Portfolio Transaction Subsidiary or Portfolio Trust is subject, restricts or otherwise prohibits such Portfolio Transaction Subsidiary or Portfolio Trust, as applicable, from acting as a Guarantor. Schedule 1.01B lists the Guarantors as of the Effective Date.
“Portfolio Investments” means (i) any investment by the Borrower or any Subsidiary constituting Equity Interests in the Portfolio JV or any Portfolio Transaction Subsidiary, (ii) any investment (including by way of holding beneficial interests or participation interests in underlying whole loans) in the Portfolio Loans or any asset backed securities (including notes evidencing the same) or residual interests in such Portfolio Loans to the extent securitized by the Portfolio JV or any Portfolio Trust and (iii) the Borrower’s or any Portfolio Transaction Subsidiary’s investment in the Portfolio Risk Retention Interest.
“Portfolio Purchase” means the purchase of certain Non-FFELP Student Loans from time to time pursuant to that certain Purchase Agreement, dated as of December 14, 2020 (as amended, restated, supplemented or otherwise modified from time to time), between the Portfolio JV, as purchaser and Wells Fargo Bank, National Association, as seller (with certain specified Non-FFELP Student Loans being initially purchased thereunder by a trustee on behalf of National Education Loan Network, Inc., prior to the ultimate transfer to the Portfolio JV or to a designee or assignee thereof).
“Portfolio Risk Retention Interest” means an up to 5% “vertical interest” or combined “vertical interest” and “horizontal interest” (which combination would be substantially vertical in nature), or whole loan participation interest (as applicable and to the extent permitted under applicable risk retention rules) in (i) the asset backed securities issued by any Portfolio Trust, and (ii) the Equity Interests of any such Portfolio Trust; provided, that the aggregate value of the interests set forth in clauses (i) and (ii) shall at no time exceed $500,000,000.
“Portfolio Transaction Indebtedness” means up to $425,000,000 in aggregate Indebtedness outstanding at any one time incurred by the Borrower or any Portfolio Transaction Subsidiary pursuant to secured repurchase agreements or other secured credit facilities in order to finance the purchase of the Portfolio Risk Retention Interest, and all Guarantees thereof by the Borrower or any other Subsidiary.
“Portfolio Transaction Subsidiary” means any existing Subsidiary, or any newly formed special purpose entity or other Subsidiary, in each case, of the Borrower, that is formed or designated to participate in the Portfolio Transactions in certain respects, including (i) to facilitate the direct or indirect sale of the Portfolio Loans from the Portfolio JV to a Portfolio Trust (which may include holding beneficial interests in such Portfolio Loans for no more than one (1) day), (ii) to act as a “sponsor” in respect of any such securitization transactions for risk-retention purposes, (iii) to invest in the Portfolio Risk Retention Interest, (iv) to finance a portion of the investment in the Portfolio Risk Retention Interest with the proceeds of the Portfolio Transaction Indebtedness, and (v) to engage in such other transactions as may become necessary or appropriate with respect to the Portfolio Transactions and related securitizations (it being acknowledged, for the avoidance of doubt, that such actions set forth in clauses (i) through (v) may be taken by the Borrower, a single Subsidiary or multiple Subsidiaries acting as Portfolio Transaction Subsidiaries, or any combination thereof, each engaging in individual components of the Portfolio Transactions). The transactions described in clauses (ii) through (iv) of the preceding sentence, irrespective of whether such transactions are consummated by the Borrower or a Portfolio Transaction Subsidiary, are otherwise referred to as the “Portfolio Sponsor Transactions”.
“Portfolio Trust” means any Delaware statutory trust created by, or which is a subsidiary of, any of the Portfolio JV, the Borrower, or any Portfolio Transaction Subsidiary, in each case which trust is created or designated solely to be party to and to effect the securitization of interests in the Portfolio Loans (including by issuing asset backed securities or residual interests therein) in connection with the Portfolio Sponsor Transactions.
“Subsidiary” means, with respect to any Person (the “Parent”) at any date, any corporation, limited liability company, partnership, trust, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the Equity Interests or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held. Notwithstanding the foregoing, (x) the Chartered Bank Subsidiary shall be a direct or indirect Subsidiary of the Borrower and (y) no Portfolio Trust shall be deemed to be a Subsidiary of the Borrower so long as such Portfolio Trust has no business activities (including, but not limited to, the incurrence of Indebtedness, the acquisition or disposition of any assets other than nominal assets, or the granting of any Liens on its assets) other than customary administrative activities in preparation for entering into the securitization of the Portfolio Loans.

(b)Section 6.02 of the Credit Agreement is amended to amend and restate clause (h) thereof as follows:
(h)    Liens granted by (i) the Borrower or any Portfolio Transaction Subsidiary solely in the Portfolio Risk Retention Interest or (ii) the Borrower solely in up to 7.8% of the residual interests in the Portfolio Loans, in each case of clauses (i) and (ii), solely to secure the Portfolio Transaction Indebtedness.
SECTION 2.Conditions of Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) when, and only when, the Agent shall have received:
(a)an executed counterpart of this Amendment from the Borrower, the Required Lenders and the Agent;
(b)a fully executed copy of the Consent and Reaffirmation, dated as of the date hereof, by each Guarantor in the form of Exhibit A attached hereto;
(c)payment by the Borrower of all fees and other amounts due and payable on or prior to the Amendment Effective Date.
SECTION 3.Representations and Warranties. The Borrower hereby represents and warrants as follows:
    (a)    This Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
    (b)    As of the date hereof, and giving effect to the terms of this Amendment, there exists no Default or Event of Default and no Event of Fraud, and the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.
SECTION 4.Reference to and the Effect on the Credit Agreement.
(a)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference to the Credit Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Each of the parties hereto hereby agrees that, except as specifically amended above, the Credit Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments or agreements executed and/or delivered in connection therewith.
(d)This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
SECTION 5.Headings. Section headings in this Amendment are included herein for convenience only and shall not constitute a part of this Amendment for any other purpose.
SECTION 6.Execution in Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart to this Amendment by facsimile, electronic mail, portable document format (PDF) or similar means shall be effective as delivery of an original executed counterpart of this Amendment. If the Agent agrees, in its sole discretion, to accept any electronic signatures of this Amendment or any other document required to be delivered under the Loan Documents, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to any document so signed will be deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law, including the Uniform Electronic Transactions Act, the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on, or similar in effect to, such acts. The Agent and each Lender may rely on any such electronic signatures without further inquiry.
SECTION 7.Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent (including, without limitation, the reasonable fees, charges and disbursements of counsel to the Agent) incurred in connection with the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.
SECTION 8.Severability.    Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.Successors. The provisions of this Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns.
SECTION 10.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.    The provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date and year first above written.

NELNET, INC. By: /s/ JAMES D. KRUGER Name: James D. Kruger Title: CFO

Signature Page to
Amendment No. 3 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Agent and a Lender
By: /s/ ROBERT BALFANY Name: Robert Balfany Title: Market President

Signature Page to
Amendment No. 3 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL
                            ASSOCIATION, as a Lender

                            By: /s/ BILL WEBER
Name:    Bill Weber                                                Title: Senior Vice President

Signature Page to
Amendment No. 3 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

ROYAL BANK OF CANADA,
                            as a Lender

                            By: /s/ TIM STEPHENS
Name: Tim Stephens                            Title: Authorized Signatory

Signature Page to
Amendment No. 3 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

BANK OF MONTREAL,
                            as a Lender

                            By: /s/ ANN KOZAK
Name: Ann Kozak                                             Title: Director

Signature Page to
Amendment No. 3 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

CITIBANK, N.A.
                            as a Lender

                            By: /s/ MARINA DONSKAYA
Name: Marina Donskaya                                            Title: Vice President

Signature Page to
Amendment No. 3 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

FIRST NATIONAL BANK OF OMAHA,
                            as a Lender

                            By: /s/ JOSH TRESEMER
Name: Josh Tresemer                                                    Title: Sr. Director

Signature Page to
Amendment No. 3 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

CIT BANK, N.A., successor by merger to Mutual of Omaha Bank, as a Lender

                            By: /s/ BRIAN ELSASSER
Name: Brian Elsasser                                Title: VP
Signature Page to
Amendment No. 3 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

Exhibit A

CONSENT AND REAFFIRMATION
    Each of the undersigned hereby acknowledges receipt of a copy of that certain Amendment No. 3 to Second Amended and Restated Credit Agreement, dated as of March 31, 2021 (the “Amendment”) by and among Nelnet, Inc. (the “Borrower”), the Lenders party thereto and U.S. Bank National Association, in its individual capacity as a Lender and in its capacity as the Administrative Agent (the “Agent”), which amends that certain Second Amended and Restated Credit Agreement, dated as of December 16, 2019 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among the Borrower, the Lenders and the Agent. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Amendment or, if not defined therein, in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty executed by it and acknowledges and agrees that such agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
    All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: March 31, 2021

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GUARANTORS:

NATIONAL EDUCATION LOAN NETWORK, INC.

By: /s/ JAMES D. KRUGER
Name: James D. Kruger
Title: Treasurer

NELNET BUSINESS SOLUTIONS, INC.

By: /s/ JAMES D. KRUGER
Name: James D. Kruger
Title: Treasurer

NELNET DIVERSIFIED SOLUTIONS, LLC

By: /s/ JAMES D. KRUGER
Name: James D. Kruger
Title: Treasurer

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

By: /s/ PHILIP MORGAN
Name: Philip Morgan
Title: Treasurer

Signature Page to
Consent and Reaffirmation
Amendment No. 3 to
Nelnet, Inc. Second Amended and Restated Credit Agreement